Exhibit 10.3

WAIVER AND FIRST AMENDMENT

THIS WAIVER AND FIRST AMENDMENT, dated as of July 31, 2009 (this “Amendment”), among INGLES MARKETS, INCORPORATED, a North Carolina corporation (the “Borrower”), the Lenders (as defined below) party hereto, and BANK OF AMERICA, N.A., as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”), L/C Issuer and Swing Line Lender.

W I T N E S S E T H:

WHEREAS, the Borrower is party to that certain Credit Agreement, dated as of May 12, 2009 (as amended, restated, supplemented or otherwise modified to but excluding the date hereof, the “Existing Credit Agreement”), among the Borrower, the lenders from time to time party thereto (the “Lenders”), the Administrative Agent, and the other agents party thereto. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Existing Credit Agreement;

WHEREAS, Section 6.14 of the Existing Credit Agreement requires that the Wachovia Letters of Credit be replaced or modified in accordance therewith (the “L/C Requirement”) no later than July 11, 2009;

WHEREAS, the Borrower was unable to satisfy the L/C Requirement as of July 11, 2009, and has requested a waiver of the resulting Default and an extension of time to do so;

WHEREAS, the undersigned Required Lenders have agreed to waive the Default arising from the failure to satisfy the L/C Requirement by July 11, 2009, and in consideration thereof the parties hereto have agreed, subject to the terms and conditions hereof, to amend and modify the Existing Credit Agreement as provided herein;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.01. Waiver. Effective upon the Amendment Effective Date, the undersigned Required Lenders hereby (a) waive the Default arising from the failure by the Borrower to satisfy the L/C Requirement on or before July 11, 2009 and (b) acknowledge and agree that no Event of Default has resulted or shall be deemed to have resulted from such failure. Except as otherwise expressly provided in this Section 1.01, the execution, delivery and effectiveness of this Amendment or the effectiveness of the foregoing waiver shall not operate as a waiver of any other Default or Event of Default that may now or hereafter exist or of any right, power or remedy of the Administrative Agent or any other Secured Party under any Loan Document.

SECTION 1.02. Amendment to Section 6.14 of the Existing Credit Agreement. Effective upon the Amendment Effective Date, Section 6.14 of the Existing Credit Agreement is hereby deleted in its entirety and replaced by the following:

6.14 Wachovia Letters of Credit. The Wachovia Letters of Credit shall have been replaced by or amended or otherwise modified to become Letters of Credit issued by the L/C Issuer under this Agreement or otherwise terminated or replaced with letters of credit issued under a letter of credit facility permitted under Section 7.02 no later than September 26, 2009; provided, however, that the Administrative Agent, in its sole discretion, may extend such deadline for up to 30 days from September 26, 2009. Upon any draw upon any Wachovia Letter of Credit at any time prior to its replacement or amendment in accordance herewith, Wachovia shall have the right to issue to the Administrative Agent on behalf of the Borrower an irrevocable notice of a Borrowing of Base Rate Committed Loans in the amount of such draw together with evidence of such draw reasonably satisfactory to the Administrative Agent, and so long as the conditions precedent to Credit Extensions in Section 2.02(a) (except for the minimum Borrowing amount set forth in Section 2.02(a), which shall not apply to Borrowings made pursuant to this Section 6.14) and Section 4.02 are satisfied, such Base Rate Committed Loans shall be made by the Lenders and paid directly to Wachovia to reimburse it for such draw.

SECTION 1.03. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders, as follows:

(a) After giving effect to this Amendment, the Borrower is in compliance in all material respects with all the terms and conditions of the Existing Credit Agreement, as amended hereby (the “Amended Credit Agreement”) and the other Loan Documents on its part to be observed or performed, and no Default or Event of Default has occurred or is continuing under the Amended Credit Agreement.

(b) The execution, delivery and performance by such Borrower of this Amendment have been duly authorized by such Borrower.

(c) Each of this Amendment and the Amended Credit Agreement constitutes the legal, valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms subject to bankruptcy, insolvency, reorganization, moratorium, or similar laws of general applicability relating to or affecting creditors’ rights.

(d) The execution, delivery, performance and compliance with the terms and provisions by such Borrower of this Amendment and the consummation of the transactions contemplated herein, do not and will not: (i) contravene the terms of any of such Borrower’s Organization Documents; (ii) conflict with or result in any breach or contravention of, or (except for the Liens created under the Loan Documents) the creation of any Lien under, (A) any material Contractual Obligation to which such Borrower is a party affecting such Borrower or the properties of such Borrower or its Subsidiaries or (B) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Borrower or its property is subject or (C) violate any Law in any material respect.

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SECTION 1.04. Effectiveness. This Amendment shall become effective only upon satisfaction of the following condition precedent (the first date upon which such condition has been satisfied being herein called the “Amendment Effective Date”); the Administrative Agent shall have received duly executed counterparts of this Amendment which, when taken together, bear the authorized signatures of the Borrower, the Administrative Agent and the Required Lenders.

SECTION 1.05. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NORTH CAROLINA.

SECTION 1.06. Fees, Costs ad Expenses. The Borrower promptly shall pay all costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with and to the extent required by the terms of Section 10.04(a) of the Amended Credit Agreement.

SECTION 1.07. Loan Document: Counterparts. This Amendment is, and from and after the Amendment Effective Date shall be deemed to be, a “Loan Document” under the Amended Credit Agreement. This Amendment may be executed in any number of counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery by facsimile or PDF file by any of the parties hereto of an executed counterpart of this Amendment shall be as effective as an original executed counterpart hereof and shall be deemed a representation that an original executed counterpart hereof will be delivered, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability or binding effect of this Amendment.

SECTION 1.08. Ratification. Except to the extent a provision in the Existing Credit Agreement is expressly amended herein, the Existing Credit Agreement and the other Loan Documents shall continue in full force and effect in accordance with the provisions thereof and the Borrower hereby ratifies and confirms in all respects its obligations under, and the continued full force and effect of, the Amended Credit Agreement and the other Loan Documents.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date first above written.

INGLES MARKETS, INCORPORATED, as a
Borrower

By:	/s/ Ronald B. Freeman
Name:	Ronald B. Freeman
Title:	CFO

Waiver and First Amendment

Signature Page

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Anne Zeschke
Name:	Anne Zeschke
Title:	Vice President

Waiver and First Amendment

Signature Page

BANK OF AMERICA, N.A., as a Lender, Swing Line Lender and L/C Issuer

By:	/s/ Scott K. Mitchell
Name:	Scott K. Mitchell
Title:	Senior Vice President

Waiver and First Amendment

Signature Page

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Preston W. Bergen
Name:	Preston W. Bergen
Title:	Senior Vice President

Waiver and First Amendment

Signature Page

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Susan Arelt-Pohlman
Name:	Susan Arelt-Pohlman
Title:	Vice President

Waiver and First Amendment

Signature Page